UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 12, 2020
Date of Report (Date of earliest event reported)

Southside Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Texas	000-12247	75-1848732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 S. Beckham Avenue,	Tyler,	TX	75701
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code: (903) 531-7111

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value	SBSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 8.01. OTHER EVENTS
On March 12, 2020, the Board of Directors of Southside Bancshares Inc., (the “Company”) increased its authorization under the Company’s current Stock Repurchase Plan (the “Plan”) by an additional 1.0 million shares, for a total authorization to repurchase up to 2.0 million shares of the Company's common stock from time to time.

Under the Plan, previously announced in September 2019, the Company has purchased approximately 387,000 shares at an average price of $31.52 through March 12, 2020, resulting in approximately 1.6 million authorized shares remaining.

Repurchases may be carried out in open market purchases, privately negotiated transactions and pursuant to a trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The Company has no obligation to repurchase any shares under the Plan and may modify, suspend or discontinue the Plan at any time.

Additionally, on March 12, 2020, the Company entered into a Rule 10b5-1 Trading Plan (the “Trading Plan”), to facilitate the repurchase of shares of its common stock under the Plan. A trading plan under Rule 10b5-1 allows a company to repurchase its shares at times when it otherwise might be prevented from doing so by securities law or because of self-imposed trading blackout periods. Any repurchases made pursuant to the Trading Plan will be made in accordance with certain trading parameters set forth in the Trading Plan as well as the price, volume and timing limitations set forth under Rule 10b-18.

Pursuant to General Instruction F to Form 8-K, a copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by this reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(D)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release dated March 13, 2020, issued by Southside Bancshares, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: March 13, 2020	By:	/s/ JULIE N. SHAMBURGER
Julie N. Shamburger, CPA
Chief Financial Officer
(Principal Financial and Accounting Officer)